Exhibit 99.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Date of Issuance February 9, 2005

All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of
FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Candlewood Suites®, Courtyard by Marriott®, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Fairfield Inn®, Four Points® by Sheraton, Hampton Inn®, Harvey Hotel®, Harvey Suites®, Hilton®, Hilton Grand Vacations Company®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, Homewood Suites® by Hilton, InterContinental®, Priority Club®, Sheraton®, Sheraton Suites®, St. Regis®, Staybridge Suites®, The Luxury Collection®, W®, Walt Disney World®, Worlds of Fun®, Westin®, and Wyndham®.

With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the anticipated continuation of the current economic recovery, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

CORPORATE DATA
About the Company

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At December 31, 2004, FelCor was the nation’s second largest lodging REIT and the owner of the largest number of full service, all-suite hotels in the U.S. FelCor’s portfolio was comprised of 144 consolidated hotels, including 143 hotels in continuing operations and one hotel that was “held for sale” and included in discontinued operations. For the 143 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor’s consolidated statements of operations because of our ownership interests of the operating lessees of these hotels. FelCor also owned 50% joint venture interests in five hotels whose operations were accounted for using the equity method. FelCor owned 69 full service, all-suite hotels, and was the largest owner of Embassy Suites Hotels and independently owned Doubletree Guest Suites hotels. FelCor’s portfolio also included 65 hotels in the upscale and full service segments. The Company’s hotels were located in 31 states and Canada. FelCor had a market capitalization of approximately $3.2 billion at December 31, 2004.

Strategy

FelCor’s hotels are generally managed by the brand owners such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full-service hotels, and strategic brand manager alliances.

Stock and Debt Ratings

	Senior Unsecured Debt	Preferred Stock
Moody’s Standard & Poors	B1 B-	B3 CCC

Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)

Fiscal Year End
December 31

Number of employees
70

Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact	Media Contact
Stephen A. Schafer	Monica L. Hildebrand
Vice President of Investor Relations	Vice President of Communications
(972) 444-4912	(972) 444-4917
sschafer@felcor.com	mhildebrand@felcor.com

Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Board of Directors

Donald J. McNamara, Chairman of the Board
Principal, The Hampstead Group

Thomas J. Corcoran, Jr.
President and Chief Executive Officer, FelCor Lodging Trust Incorporated

Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC

Richard S. Ellwood
President, R.S. Ellwood and Co., Inc.

Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.

David C. Kloeppel
Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company

Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International

Robert H. Lutz, Jr.
President, RL Investments, Inc.

Robert A. Mathewson
President, RGC, Inc.

Michael D. Rose
Chairman, Gaylord Entertainment Company

Executive Officers

Thomas J. Corcoran, Jr., President and Chief Executive Officer

Richard A. Smith, Executive Vice President and Chief Financial Officer

Michael A. DeNicola, Executive Vice President and Chief Investment Officer

Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

Jack Eslick, Senior Vice President, Director of Asset Management

Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer

June C. McCutchen, Senior Vice President, Director of Design and Construction

Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel

Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Equity Research Coverage

Firm	Analyst	Telephone
Calyon Securities (USA)	Bryan A. Maher	(212) 408-5649

Deutsche Bank Securities	Marc J. Falcone	(212) 469-7417

Friedman, Billings, Ramsey, & Co.	David Loeb	(703) 469-1289

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan Securities	Harry C. Curtis	(212) 622-6610

Legg Mason	Rod F. Petrik	(410) 454-4131

Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562

Merrill Lynch	David W. Anders	(212) 449-2739

Prudential Equity Group	James W. Sullivan	(212) 778-2515

Smith Barney Citigroup	Michael J. Rietbrock	(212) 816-7777

UBS	William B. Truelove	(212) 713-3098

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

FINANCIAL HIGHLIGHTS

Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	December 31,	December 31,
	2004	2003
Total Enterprise Value
Common shares outstanding	59,817	59,120
Units outstanding	2,788	3,034

Combined shares and units outstanding	62,605	62,154
Common stock price at end of period	$14.65	$11.08

Common equity capitalization	$917,163	$688,666
Series A preferred stock	309,362	149,512
Series B preferred stock	169,395	169,395
Consolidated debt	1,767,122	2,037,355
Minority interest of consolidated debt	(5,618)	(25,153)
Pro rata share of unconsolidated debt(a)	109,146	106,899
Cash and cash equivalents	(119,310)	(231,885)

Total enterprise value (TEV)	$3,147,260	$2,894,789

TEV per room(b)	$84	$69
Pro rata rooms owned	37,338	42,107
Dividends Per Share
Dividends declared (year ended):
Common	$—	$—
Series A preferred stock	1.95	1.95
Series B preferred stock (depository shares)	2.25	2.25
Selected Balance Sheet Data
Investment in hotels, at cost(c)	$4,167,933	$4,234,732
Total cash and cash equivalents	119,310	231,885
Total assets	3,317,658	3,590,893
Total debt	1,767,122	2,037,355
Total stockholders’ equity	1,330,323	1,296,272
Total stockholders equity less preferred equity	851,566	977,365
Book value per common share outstanding	14.24	16.53

(a)	Excludes our pro rata share of debt related to the construction of a residential condominium project in Myrtle Beach, South Carolina, at December 31, 2003. This debt was retired in September 2004.

(b)	Based on pro rata ownership.

(c)	Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges but before accumulated depreciation) plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Revenues:
Hotel operating revenue:
Room	$220,964	$209,291	$945,938	$883,834
Food and beverage	48,888	46,535	180,398	167,883
Other operating departments	14,638	13,949	62,527	59,011
Retail space rental and other revenue	131	184	2,721	1,022

Total revenues	284,621	269,959	1,191,584	1,111,750

Expenses:
Hotel departmental expenses:
Room	62,537	59,454	257,016	234,242
Food and beverage	37,624	36,675	143,079	133,412
Other operating departments	7,842	6,608	31,887	27,024
Other property related costs	87,638	82,463	349,274	324,202
Management and franchise fees	14,090	14,224	61,579	58,711
Taxes, insurance and lease expense	24,898	26,870	114,648	117,662
Corporate expenses	5,525	3,807	17,094	14,266
Depreciation	30,410	28,959	118,855	123,968

Total operating expenses	270,564	259,060	1,093,432	1,033,487

Operating income	14,057	10,899	98,152	78,263
Interest expense, net	(33,413)	(42,025)	(149,623)	(165,175)
Impairment loss	(5,262)	(54,205)	(33,760)	(107,409)
Hurricane loss	—	—	(2,125)	—
Charge-off of deferred financing costs	(866)	—	(6,960)	(2,834)
Loss on early extinguishment of debt	(4,983)	—	(44,216)	—
Gain on swap termination	—	—	1,005	—

Loss before equity in income from unconsolidated entities, minority interests and gain on sale of assets	(30,467)	(85,331)	(137,527)	(197,155)
Equity in income from unconsolidated entities	1,429	118	17,121	2,370
Gain (loss) on sale of assets	73	178	1,167	284
Minority interests	2,098	6,769	7,928	13,912

Loss from continuing operations	(26,867)	(78,266)	(111,311)	(180,589)
Discontinued operations	16,097	(64,667)	11,184	(129,555)

Net loss	(10,770)	(142,933)	(100,127)	(310,144)
Preferred dividends	(10,091)	(6,727)	(35,130)	(26,908)

Net loss applicable to common stockholders	$(20,861)	$(149,660)	$(135,257)	$(337,052)

Basic and diluted per common share data:
Net loss from continuing operations	$(0.62)	$(1.45)	$(2.48)	$(3.54)

Net loss	$(0.35)	$(2.55)	$(2.29)	$(5.75)

Weighted average common shares outstanding	59,192	58,801	59,045	58,657

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Discontinued Operations
(in thousands)

     Included in discontinued operations are the results of operations of the 18 hotels disposed of in 2004, one hotel designated as held for sale at December 31, 2004, and 16 hotels sold in 2003. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Hotel operating revenue	$5,677	$26,617	$69,298	$146,317
Hotel operating expenses	6,135	27,096	67,566	147,798

Operating income	(458)	(479)	1,732	(1,481)
Direct interest costs, net	—	—	12	(636)
Gain on the early extinguishment of debt	—	—	—	1,611
Impairment loss	—	(70,778)	(4,529)	(138,100)
Lease termination expense from asset disposition	—	—	(4,900)	—
Gain (loss) on sale of assets	17,306	3,258	19,422	2,376
Minority interest in FelCor LP	(751)	3,332	(553)	6,675

Loss from discontinued operations	16,097	(64,667)	11,184	(129,555)
Depreciation	—	2,153	3,797	16,258
Minority interest	751	(3,332)	553	(6,675)
Interest expense	—	—	—	665

EBITDA from discontinued operations	16,848	(65,846)	15,534	(119,307)
Loss (gain) on sale of assets	(17,306)	(3,258)	(19,422)	(2,376)
Impairment loss	—	70,778	4,529	138,100
Loss on early extinguishment of debt	—	—		(1,611)
Lease termination expense from asset disposition	—	—	4,900	—

Adjusted EBITDA from discontinued operations	$(458)	$1,674	$5,541	$14,806

Non-GAAP Financial Measures

     We refer in this Supplemental Information to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables set forth the adjustments made and reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and of the limitations upon such measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Non-GAAP Financial Measures

Reconciliation of Net Loss to FFO and Adjusted FFO
(in thousands, except per share data)

	Three Months Ended December 31,
	2004			2003
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(10,770)			$(142,933)
Preferred dividends	(10,091)			(6,727)

Net loss applicable to common stockholders	(20,861)	59,192	$(0.35)	(149,660)	58,801	$(2.55)
Depreciation from continuing operations.	30,410	—	0.51	28,959	—	0.49
Depreciation from unconsolidated entities and discontinued operations.	2,659	—	0.04	4,231	—	0.07
Loss (gain) on sale of assets	(17,306)	—	(0.29)	(3,444)	—	(0.06)
Minority interest in FelCor LP	(974)	2,789	(0.01)	(7,712)	3,050	(0.01)

FFO	(6,072)	61,981	(0.10)	(127,626)	61,851	(2.06)
Charge off of deferred debt costs	866	—	0.01	—	—	—
Loss (gain) on early extinguishment of debt	4,983	—	0.08	—	—	—
Impairment	5,262	—	0.08	124,983	—	2.02
Minority interest share of impairment	—	—	—	(1,770)	—	(0.03)
Dilutive effect of unvested stock grants	—	438	0.01	—	—	—

Adjusted FFO	$5,039	62,419	$0.08	$(4,413)	61,851	$(0.07)

	Year Ended December 31,
	2004			2003
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(100,127)			$(310,144)
Preferred dividends	(35,130)			(26,908)

Net loss applicable to common stockholders	(135,257)	59,045	$(2.29)	(337,052)	58,657	$(5.75)
Depreciation from continuing operations.	118,855	—	2.01	123,968	—	2.11
Depreciation from unconsolidated entities and discontinued operations.	11,897	—	0.20	26,067	—	0.44
Loss (gain) on sale of assets	(19,422)	—	(0.33)	(2,668)	—	(0.05)
Minority interest in FelCor LP	(6,681)	2,939	(0.08)	(17,777)	3,188	(0.10)

FFO	(30,608)	61,984	(0.49)	(207,462)	61,845	(3.35)
Charge off of deferred debt costs	6,960	—	0.11	2,834	—	0.05
Loss (gain) on early extinguishment of debt	44,216	—	0.71	(1,611)	—	(0.03)
Gain on swap termination	(1,005)	—	(0.02)	—	—	—
Lease termination expense from asset disposition	4,900	—	0.08	—	—	—
Impairment	38,289	—	0.62	245,509	—	3.97
Minority interest share of impairment	—	—	—	(1,770)	—	(0.03)
Dilutive effect of unvested stock grants	—	359	—	—	303	—

Adjusted FFO	$62,752	62,343	$1.01	$37,500	62,148	$0.60

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Non-GAAP Financial Measures

Reconciliation of Net Loss to EBITDA, Adjusted EBITDA and Same-Store EBITDA
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Net loss	$(10,770)	$(142,933)	$(100,127)	$(310,144)
Depreciation from continuing operations	30,410	28,959	118,855	123,968
Depreciation from unconsolidated entities and discontinued operations	2,659	4,231	11,897	26,067
Minority interest in FelCor Lodging LP	(974)	(7,712)	(6,681)	(17,777)
Interest expense	34,322	42,871	152,394	167,431
Interest expense from unconsolidated entities and discontinued operations	1,773	1,294	5,667	7,713
Amortization expense	1,330	565	2,945	2,210

EBITDA	58,750	(72,725)	184,950	(532)
Charge off of deferred debt costs	866	—	6,960	2,834
Loss (gain) on early extinguishment of debt	4,983	—	44,216	(1,611)
Gain on swap termination	—	—	(1,005)	—
Lease termination expense from asset disposition	—	—	4,900	—
Loss (gain) on sale of assets	(17,306)	(3,444)	(19,422)	(2,668)
Impairment	5,262	124,983	38,289	245,509
Minority interest share of impairment loss	—	(1,770)	—	(1,770)

Adjusted EBITDA	52,555	47,044	258,888	241,762
Adjusted EBITDA from discontinued operations	458	(1,674)	(5,541)	(14,806)
Gain on development and sale of Margate Condominiums	(808)	—	(11,664)	—

Same-Store EBITDA	$52,205	$45,370	$241,683	$226,956

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Non-GAAP Financial Measures

Hotel Operating Profit and Hotel Operating Margin
(dollars in thousands)

	Three Months		Year Ended
	Ended December 31,		December 31,
	2004	2003	2004	2003
Total revenue	$284,621	$269,959	$1,191,584	$1,111,750
Retail space rental and other revenue	(131)	(184)	(2,721)	(1,022)

Hotel revenue	284,490	269,775	1,188,863	1,110,728
Hotel operating expenses	(234,629)	(226,294)	(957,483)	(895,253)

Hotel operating profit	$49,861	$43,481	$231,380	$215,475

Hotel operating margin	17.5%	16.1%	19.5%	19.4%

Hotel Operating Expense Composition (dollars in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Hotel departmental expenses:
Room	$62,537	$59,454	$257,016	$234,242
Food and beverage	37,624	36,675	143,079	133,412
Other operating departments	7,842	6,608	31,887	27,024
Other property related costs:
Administrative and general	29,860	26,946	115,422	106,466
Marketing and advertising	25,042	24,508	102,897	96,400
Repairs and maintenance	17,111	16,953	67,827	63,696
Energy	15,625	14,056	63,128	57,640
Taxes, insurance and lease expense	24,898	26,870	114,648	117,662

Total other property related costs	220,539	212,070	895,904	836,542
Management and franchise fees	14,090	14,224	61,579	58,711

Hotel operating expenses	$234,629	$226,294	$957,483	$895,253

Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$270,564	$259,060	$1,093,432	$1,033,487
Corporate expenses	(5,525)	(3,807)	(17,094)	(14,266)
Depreciation	(30,410)	(28,959)	(118,855)	(123,968)

Hotel operating expenses	$234,629	$226,294	$957,483	$895,253

	Three Months		Year Ended
	Ended December 31,		December 31,
	2004	2003	2004	2003
Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$95,948	$94,507	$392,577	$366,202
Reconciliation of total operating expenses to hotel operating expenses:
Total operating expenses	$270,564	$259,060	$1,093,432	$1,033,487
Corporate expenses	(5,525)	(3,807)	(17,094)	(14,266)
Depreciation	(30,410)	(28,959)	(118,855)	(123,968)

Hotel operating expenses	$234,629	$226,294	$957,483	$895,253

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Non-GAAP Financial Measures

     Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

FFO and EBITDA

     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT,”) defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

     EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.

Adjustments to FFO and EBITDA

     We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.

•	Gains and losses related to early extinguishment of debt and interest rate swaps – We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Non-GAAP Financial Measures

•	Impairment losses – We exclude the effect of impairment losses in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges represent accelerated depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•	Cumulative effect of a change in accounting principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

     In addition, to derive Adjusted EBITDA, we adjust EBITDA for Gains or losses on the disposition of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

     To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses on the disposition of non-hotel related assets.

Hotel Operating Profit and Operating Margin

     Hotel operating profit and operating margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that hotel operating profit and operating margin is useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, using these measures facilitate comparisons with other hotel REITs and hotel owners. We present hotel operating profit and hotel operating margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate-corporate-level costs and expenses because we believe property-level results provide investors with supplemental information into the ongoing operation performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assumes that the value of real estate assets diminishes predictably over time.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Non-GAAP Financial Measures

Use and Limitations of Non-GAAP Measures.

     Our management and Board of Directors use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. Same Store EBITDA is used to provide investors with supplemental information as to the ongoing operating performance of our hotels without regard to those hotels sold or held for sale at the date of presentation.

     The use of these non-GAAP financial measures have certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation, interest and capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

     These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Debt Summary
(dollars in thousands)

Debt Outstanding

	Encumbered	Interest Rate At	Maturity	Consolidated
	Hotels	December 31, 2004	Date	Debt
Promissory note	none	4.31%	June 2016	$650
Senior unsecured term notes	none	7.63	Oct. 2007	122,426
Senior unsecured term notes	none	9.00	June 2011	298,409
Senior unsecured term notes(a)	none	7.19	June 2011	290,000

Total unsecured debt		8.02		711,485

Mortgage debt	15 hotels	5.50	July 2009-2014	192,363
Mortgage debt	1 hotel	7.23	Sept. 2005	10,521
Mortgage debt (b)	10 hotels	4.63	May 2006	144,669
Mortgage debt	15 hotels	7.24	Nov. 2007	127,316
Mortgage debt	1 hotel	4.06	August 2008	15,500
Mortgage debt	7 hotels	7.32	April 2009	130,458
Mortgage debt	6 hotels	7.55	June 2009	67,959
Mortgage debt	8 hotels	8.70	May 2010	175,504
Mortgage debt	7 hotels	8.73	May 2010	135,690
Mortgage debt	8 hotels	7.48	April 2011	49,476
Other	1 hotel	9.17	August 2011	6,180

Total secured debt	79 hotels	7.00		1,055,637

Total		7.41%		$1,767,122

(a)	The stated interest rate on this debt is LIBOR (2.6% at December 31, 2004) plus 4.25%. A $100 million notional amount of this debt has been swapped for a fixed rate of 7.80% resulting in a weighted average rate on these notes at December 31, 2004 of 7.19%.

(b)	This debt has two, one-year extension options, subject to certain contingencies.

Fixed interest rate debt to total debt	74.9%
Weighted average maturity of debt	5 years
Secured debt to total assets	31.8%

At December 31, 2004, future scheduled debt principal payments are as follows (in thousands):

	Secured		Unsecured
Year	Debt		Debt	Total
2005	$32,319		$—	$32,319
2006	161,043	(a)	—	161,043
2007	138,798		125,000	263,798
2008	34,595		—	34,595
2009 and thereafter	689,246		590,650	1,279,896
Premium/(discount)	(364)		(4,165)	(4,529)

Total debt	$1,055,637		$711,485	$1,767,122

(a)	Included is a $145 million non-recourse mortgage loan maturing in 2006, that has two, one-year extension options, subject to certain contingencies.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Debt Summary (continued)

     At December 31, 2004, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 20 hotels. These ventures had approximately $218 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $109 million.

Financing transactions in 2004:

     In March 2004, we elected to terminate our unsecured line of credit arrangement, which resulted in a 2004 cost savings of approximately $0.4 million.

     In April 2004, we completed the sale of 4,600,000 shares of our $1.95 Series A Cumulative Convertible Preferred Stock. The shares were sold at a price of $23.79 per share, which included dividends of $0.51 per share accrued through April 5, 2004, resulting in net proceeds of approximately $105 million.

     In May 2004, we issued $175 million of Senior Floating Rate Debt maturing in 2011, at an interest rate of LIBOR plus 4.25% and in July we issued an additional $115 million of Senior Floating Debt under the same terms.

     In May 2004, we borrowed $169 million of our secured facility at an average interest rate of 5.01%. In July 2004, we received additional funding of $25 million on this facility.

     In June 2004, we redeemed the full $175 million of our senior notes maturing in October 2004, and during 2004, we retired all $600 million of our 9 1/2% senior notes maturing in 2008.

     In August 2004, we completed the sale of 2,300,000 shares of our $1.95 Series A Cumulative Convertible Preferred Stock. The shares were sold at a price of $23.22 per share, which included accrued dividends of $0.28 per share through August 22, 2004, resulting in net proceeds of approximately $52 million.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

PORTFOLIO DATA

Portfolio Distribution at December 31, 2004
(143 consolidated hotels included in continuing operations, same store basis)

			% of	% of 2004 Hotel
Brand	Hotels	Rooms	Total Rooms	Operating Profit(b)
Embassy Suites	56	14,279	36%	52%
Holiday Inn-branded	39	12,769	32	21
Sheraton-branded	10	3,269	8	10
Doubletree-branded	10	2,206	6	6
Crowne Plaza	12	4,025	10	5
Other	16	3,432	8	6

			% of	% of 2004 Hotel
Top Markets	Hotels	Rooms	Total Rooms	Operating Profit
Atlanta	12	3,514	9%	9%
Dallas	13	3,789	9	5
Los Angeles Area	6	1,492	4	5
Boca Raton/Ft. Lauderdale	4	1,118	3	4
New Orleans	2	746	2	4
Orlando	6	2,219	6	4
San Francisco Bay Area	8	2,690	7	3
Minneapolis	4	955	2	3
San Diego	1	600	2	3
Phoenix	4	1,016	3	3
Houston	8	1,969	5	3
Chicago	4	1,239	3	3
Philadelphia	3	1,174	3	3

			% of	% of 2004 Hotel
Top Four States	Hotels	Rooms	Total Rooms	Operating Profit
California	19	5,593	14%	15%
Texas	31	8,284	21	14
Florida	16	5,343	13	11
Georgia	14	3,868	10	10

			% of	% of 2004 Hotel
Location	Hotels	Rooms	Total Rooms	Operating Profit
Suburban	63	15,671	39%	40%
Urban	37	11,338	29	28
Airport	28	8,509	21	21
Resort	13	4,044	10	11
Interstate	2	418	1	0

			% of	% of 2004 Hotel
Segment	Hotels	Rooms	Total Rooms	Operating Profit
Upscale all-suite	69	17,145	43%	59%
Full service	40	13,004	32	22
Upscale	25	8,263	21	18
Limited service	9	1,568	4	1

			% of	% of 2004 Hotel
	Hotels	Rooms	Total Rooms	Operating Profit
Core Hotels	125	35,256	88%	95%
Sale Hotels(a)	18	4,724	12	5

(a) Excludes one hotel that met the “held for sale” accounting requirements, and was included in discontinued operations at December 31, 2004.

(b) Hotel operating profit is more fully described on page 11 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Detailed Operating Statistics by Brand
(142 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Variance	2004	2003	% Variance
Embassy Suites Hotels	65.3	63.9	2.2	69.5	67.3	3.1
Holiday Inn-branded hotels	58.3	58.0	0.6	64.7	62.9	2.9
Sheraton-branded hotels	58.3	58.6	(0.6)	63.1	59.8	5.5
Crowne Plaza hotels	60.4	58.3	3.6	63.4	60.5	4.9
Doubletree-branded hotels	59.1	62.7	(5.7)	66.0	65.9	0.1
Other hotels	50.0	50.7	(1.3)	56.5	55.9	1.0
Total hotels	60.4	59.8	0.9	65.5	63.6	3.1

	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Variance	2004	2003	% Variance
Embassy Suites Hotels	117.26	114.52	2.4	117.49	115.85	1.4
Holiday Inn-branded hotels	80.75	79.98	1.0	81.06	80.20	1.1
Sheraton-branded hotels	101.56	93.74	8.3	98.33	94.53	4.0
Crowne Plaza hotels	95.78	94.36	1.5	93.83	93.50	0.4
Doubletree-branded hotels	103.41	96.58	7.1	103.79	100.07	3.7
Other hotels	78.06	74.81	4.4	82.68	79.71	3.7
Total hotels	99.28	96.45	2.9	99.07	97.38	1.7

	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Variance	2004	2003	% Variance
Embassy Suites Hotels	76.57	73.15	4.7	81.61	78.02	4.6
Holiday Inn-branded hotels	47.11	46.38	1.6	52.45	50.42	4.0
Sheraton-branded hotels	59.20	54.95	7.7	62.08	56.57	9.7
Crowne Plaza hotels	57.85	55.01	5.2	59.53	56.55	5.3
Doubletree-branded hotels	61.09	60.51	1.0	68.50	65.98	3.8
Other hotels	39.04	37.89	3.0	46.70	44.58	4.8
Total hotels	59.94	57.70	3.9	64.91	61.89	4.9

The Holiday Inn Cocoa Beach, which was closed during the fourth quarter of 2004 because of hurricane damage, has been excluded from these Operating Statistics.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Detailed Operating Statistics for FelCor’s Top Markets
(142 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Variance	2004	2003	% Variance
Atlanta	62.2	58.4	6.4	67.2	64.6	4.1
Dallas	43.5	44.3	(1.9)	48.8	47.0	3.9
Los Angeles Area	64.6	64.8	(0.3)	68.7	69.8	(1.5)
Boca Raton/Ft. Lauderdale	76.3	73.9	3.4	79.0	73.5	7.5
New Orleans	67.9	68.1	(0.4)	66.3	65.8	0.7
San Francisco Bay Area	58.8	59.9	(1.9)	65.3	64.2	1.6
Orlando	70.8	65.7	7.8	76.1	68.8	10.7
Minneapolis	62.1	62.1	0.0	68.0	65.2	4.2
San Diego	70.3	76.2	(7.8)	80.9	79.9	1.3
Phoenix	61.8	61.8	(0.1)	66.2	65.9	0.3
Houston	59.2	64.2	(7.7)	65.5	65.3	0.3
Chicago	67.0	64.0	4.7	69.7	67.6	3.2
Philadelphia	71.4	61.5	16.0	68.0	61.8	10.1

	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Variance	2004	2003	% Variance
Atlanta	86.25	84.40	2.2	86.68	85.26	1.7
Dallas	90.25	86.65	4.1	89.77	87.74	2.3
Los Angeles Area	106.64	99.78	6.9	110.30	102.32	7.8
Boca Raton/Ft. Lauderdale	116.65	110.07	6.0	115.01	113.65	1.2
New Orleans	147.56	138.62	6.5	136.96	133.17	2.9
San Francisco Bay Area	110.89	109.84	1.0	112.44	112.34	0.1
Orlando	80.33	76.04	5.7	77.32	74.68	3.5
Minneapolis	127.47	122.22	4.3	125.48	122.82	2.2
San Diego	121.75	115.67	5.3	120.16	116.95	2.7
Phoenix	108.37	101.10	7.2	105.43	98.98	6.5
Houston	65.97	68.09	(3.1)	69.32	69.92	(0.9)
Chicago	112.50	112.03	0.4	106.44	109.36	(2.7)
Philadelphia	107.17	108.01	(0.8)	105.99	105.96	0.0

	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Variance	2004	2003	% Variance
Atlanta	53.61	49.31	8.7	58.28	55.08	5.8
Dallas	39.25	38.42	2.2	43.81	41.23	6.3
Los Angeles Area	68.85	64.63	6.5	75.83	71.42	6.2
Boca Raton/Ft. Lauderdale	89.05	81.29	9.5	90.90	83.58	8.8
New Orleans	100.14	94.45	6.0	90.78	87.66	3.6
San Francisco Bay Area	65.17	65.79	(0.9)	73.39	72.18	1.7
Orlando	56.86	49.94	13.9	58.85	51.35	14.6
Minneapolis	79.10	75.86	4.3	85.30	80.14	6.4
San Diego	85.59	88.16	(2.9)	97.26	93.41	4.1
Phoenix	66.95	62.53	7.1	69.76	65.28	6.9
Houston	39.07	43.69	(10.6)	45.40	45.64	(0.5)
Chicago	75.42	71.73	5.1	74.22	73.88	0.5
Philadelphia	76.51	66.47	15.1	72.07	65.43	10.1

The Holiday Inn Cocoa Beach, which was closed during the fourth quarter of 2004 because of hurricane damage, has been excluded from these Operating Statistics.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Other Performance Statistics
(Consolidated hotels included in continuing operations, for period presented)

Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
2002:
First Quarter	(11.2)	(7.8)	(18.2)

Second Quarter	(5.1)	(6.3)	(11.1)

Third Quarter	2.4	(4.8)	(2.4)

Fourth Quarter	4.4	(1.3)	3.1

Year 2002	(2.8)	(5.5)	(8.1)

2003:
First Quarter	(1.2)	(4.1)	(5.3)

Second Quarter	(3.0)	(4.8)	(7.6)

Third Quarter	0.3	(2.7)	(2.4)

Fourth Quarter	0.6	(2.3)	(1.7)

Year 2003	(0.6)	(3.8)	(4.4)

2004:
January	3.4	(1.2)	2.2
February	2.3	(1.3)	0.9
March	8.7	0.2	9.0

First Quarter 2004	5.2	(0.7)	4.4

April	8.0	(0.1)	7.9
May	5.0	1.5	6.6
June	3.8	3.5	7.4

Second Quarter 2004	5.5	1.7	7.3

July	2.3	2.1	4.4
August	(1.3)	3.1	1.8
September	5.1	2.7	8.0

Third Quarter 2004	1.9	2.7	4.6

October	2.4	3.0	5.4
November	0.2	2.9	3.2
December	(0.2)	2.7	2.5

Fourth Quarter 2004	0.9	2.9	3.9
Year 2004	3.1	1.7	4.9

January 2005	2.2	4.9	7.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Hotel Portfolio Information

Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	December 31, 2004
Consolidated hotels in continuing operations	143	39,980
Hotels held for sale	1	191
Unconsolidated hotel operations	5	761

Total hotels owned	149	40,932
50% and 51% joint ventures	28	(3,046)
60% joint ventures	2	(390)
90% joint ventures	6	(148)
97% joint venture	1	(10)

Total joint venture owned rooms		(3,594)

Pro rata share of rooms owned		37,338

Capital Expenditures (dollars in thousands)

	Three Months Ended	Year Ended	Year Ended
	December 31, 2004	December 31, 2004	December 31, 2003
Consolidated hotels:
Improvements and additions to hotels	$36,721	$95,833	$64,045
% of total revenue	12.9%	8.0%	5.3%

Unconsolidated hotels (pro rata share):
Improvements and additions to hotels	$2,326	$6,359	$4,291
% of total revenue	6.3%	4.3%	3.0%

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Hotel Portfolio Information

Sale Hotels

     At December 31, 2004, we included in continuing operations 18 hotels identified as sale hotels. The composition, by brand, of the 18 sale hotels is as follows: Holiday Inn-branded (11), Doubletree branded (2) Embassy Suites (3), Hampton (1) and Independent (1). These hotels are expected to be sold within the next 18 months depending on the individual hotel, market conditions, and other factors.

     Operating statistics for our consolidated portfolio of 142 hotels included in continuing operations:

	Three Months Ended December 31,			Year Ended December 31,
	2004	2003	% Variance	2004	2003	% Variance
Consolidated in Continuing Operations (142 hotels)(a)
Occupancy (%)	60.4	59.8	0.9	65.5	63.6	3.1
ADR ($)	99.28	96.45	2.9	99.07	97.38	1.7
RevPAR ($)	59.94	57.70	3.9	64.91	61.89	4.9

Sale Hotels (18 hotels)
Occupancy (%)	50.5	49.8	1.4	57.7	56.1	3.0
ADR ($)	74.52	72.56	2.7	74.20	74.19	0.0
RevPAR ($)	37.63	36.14	4.1	42.83	41.59	3.0

Core Hotels (124 hotels) (a)
Occupancy (%)	61.7	61.2	0.9	66.6	64.6	3.1
ADR ($)	102.03	99.09	3.0	102.00	100.12	1.9
RevPAR ($)	62.97	60.63	3.9	67.91	64.65	5.0

(a) The Holiday Inn Cocoa Beach, which was closed during the fourth quarter of 2004 because of hurricane damage, has been excluded from these Operating Statistics.

For the year ended December 31, 2004, the hotel operating margins for the Core Hotels were 30.2%, while the operating margins for the Sale Hotels were 20.0%.

Portfolio Changes in 2004

Acquisitions:

•	In March 2004, we purchased the 132-room Santa Monica Holiday Inn for $27 million. This hotel has a premier location across from the Santa Monica Pier and the Santa Monica beaches and will continue to be operated as a full service upscale hotel. This hotel is classified as an upscale hotel by STR because of the high room rates charged in this market.

Hotel Sales:

			Total Gross Sales
	Date		Price Per Quarter
Property	Sold	Rooms	(in millions)
Hotels sold during three months ended March 31, 2004:
Plano, Holiday Inn	Feb 2004	160
Jackson (Downtown), Crowne Plaza	Feb 2004	354
Omaha (Southwest), Hampton Inn	Mar 2004	131
Houston (Medical Center), Crowne Plaza	Mar 2004	297

Total Sales in First Quarter 2004		942	$30

Hotels sold during three months ended June 30, 2004:
St. Louis – Westport, Holiday Inn	Apr 2004	316
Odessa, Holiday Inn Express & Suites	Apr 2004	186
Odessa – Centre, Holiday Inn & Suites	Apr 2004	245

Total Sales in Second Quarter 2004		747	12

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Hotel Portfolio Information

			Total Gross Sales
	Date		Price Per Quarter
Property	Sold	Rooms	(in millions)
Hotels sold during three months ended September 30, 2004:
Beaumont – I-10 (Midtown) Holiday Inn	Jul 2004	190
Midland – Country Villa Holiday Inn	Aug 2004	250
Avon – Beaver Creek Lodge (Independent)	Aug 2004	72
Omaha – Southwest Holiday Inn Express & Suites	Aug 2004	78
Albuquerque – Mountain View (at I-40 & I-25) Holiday Inn	Sep 2004	360

Total Sales in Third Quarter 2004		950	29

Hotels sold during the three months ended December 31, 2004:
Dallas – DFW International Airport North, Harvey Hotel	Oct 2004	506
Omaha, Homewood Suites	Oct 2004	107
Dallas – North Dallas Addison (Near the Galleria), Crowne Plaza	Oct 2004	429
Harford – Downtown, Crowne Plaza	Nov 2004	350
Secaucus – Meadowlands, Crowne Plaza	Dec 2004	304

Total Sales in Fourth Quarter-to-Date in 2004		1,696	86

Total Sales in 2004		4,335	$157

Other Disposition:

•	On June 30, 2004, we transferred our leasehold interest in the San Francisco Holiday Inn Select Downtown & Spa to the lessor as part of the settlement of a dispute with the lessor.

Portfolio Changes in 2003

Dispositions:

•	Through December 31, 2003, we sold or otherwise disposed of 16 non-strategic hotels. Disposition proceeds from the 16 non-strategic hotels and two parking garages sold during 2003 totaled approximately $125 million.

Conversions:

•	In March, we converted an independent, all-suite hotel in Dallas to a Staybridge Suites hotel.

•	In April, we completed the conversion of the 385-room Hilton Myrtle Beach Resort, following a $15 million renovation of the former Wyndham-affiliated property.

Other:

•	In June 2003, we began consolidating the operations of eight hotels that had previously been accounted for by the equity method.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Hotel Portfolio Listing
(as of December 31, 2004)

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations
Birmingham(b)	AL	242		Embassy Suites
Montgomery – East I-85(b)	AL	210		Holiday Inn
Phoenix – Biltmore(b)	AZ	232		Embassy Suites
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Scottsdale/Downtown(b)	AZ	218	51%	Fairfield Inn
Phoenix Tempe(b)	AZ	224		Embassy Suites
Dana Point – Doheny Beach	CA	195		Doubletree Guest Suites
Irvine – Orange County Airport (Newport Beach)	CA	335		Crowne Plaza
Los Angeles – Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites
Los Angeles – Covina/I-10(b)	CA	259	50%	Embassy Suites
Los Angeles – El Segundo – International Airport – South	CA	349	97%	Embassy Suites
Milpitas – Silicon Valley(b)	CA	266		Embassy Suites
Milpitas – San Jose-North (Milpitas – Silicon Valley)	CA	305		Crowne Plaza
Napa Valley(b)	CA	205		Embassy Suites
Oxnard – Mandalay Beach Resort & Conference Center(b)	CA	248		Embassy Suites
Palm Desert – Palm Desert Resort(b)	CA	198		Embassy Suites
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
San Diego – On the Bay	CA	600		Holiday Inn
San Francisco – Burlingame Airport	CA	340		Embassy Suites
San Francisco – South San Francisco Airport(b)	CA	312		Embassy Suites
San Francisco – Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco – Union Square	CA	403		Crowne Plaza
San Rafael – Marin County/Conference Center(b)	CA	235	50%	Embassy Suites
Santa Barbara – Goleta(b)	CA	160		Holiday Inn
Santa Monica – Beach at the Pier	CA	132		Holiday Inn
Denver – Aurora(b)	CO	248	90%	Doubletree
Stamford	CT	380		Holiday Inn Select
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites
Cocoa Beach – Oceanfront	FL	500		Holiday Inn
Deerfield Beach – Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites
Ft. Lauderdale – 17th Street(b)	FL	358		Embassy Suites
Ft. Lauderdale – Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville – Baymeadows(b)	FL	277		Embassy Suites
Miami – International Airport(b)	FL	316		Embassy Suites
Miami – International Airport (LeJeune Center)	FL	304		Crowne Plaza
Orlando – International Airport(b)	FL	288		Holiday Inn Select
Orlando – International Drive – Resort(b)	FL	651		Holiday Inn
Orlando – International Drive South/Convention Center(b)	FL	244		Embassy Suites
Orlando– Nikki Bird (Maingate – Walt Disney World Area)	FL	530		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Hotel Portfolio Listing
(as of December 31, 2004)

	State	Rooms	% Owned(a)	Brand
Orlando– (North)	FL	277		Embassy Suites
Orlando – Walt Disney World Resort(b)	FL	229		Doubletree Guest Suites
Tampa – Busch Gardens	FL	406		Holiday Inn
Tampa– On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta – Airport(b)	GA	378		Crowne Plaza
Atlanta – Airport(b)	GA	233		Embassy Suites
Atlanta – Airport-North(b)	GA	493		Holiday Inn
Atlanta – Buckhead(b)	GA	317		Embassy Suites
Atlanta – Downtown(b)	GA	211	51%	Courtyard by Marriott
Atlanta – Downtown(b)	GA	242	51%	Fairfield Inn
Atlanta – Galleria(b)	GA	278		Sheraton Suites
Atlanta – Gateway – Atlanta Airport	GA	395		Sheraton
Atlanta – Perimeter – Dunwoody(b)	GA	250		Holiday Inn Select
Atlanta – Perimeter Center(b)	GA	241	50%	Embassy Suites
Atlanta – Powers Ferry(b)	GA	296		Crowne Plaza
Atlanta – South (I-75 & US 41) (b)	GA	180		Holiday Inn
Brunswick(b)	GA	130		Embassy Suites
Columbus – North (I-185 at Peachtree Mall)	GA	224		Holiday Inn
Davenport	IA	288		Holiday Inn
Chicago – The Allerton	IL	443		Crowne Plaza
Chicago – Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites
Chicago – Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites
Chicago O’Hare Airport(b)	IL	297		Sheraton Suites
Moline – Airport	IL	216		Holiday Inn
Moline – Airport Area	IL	110		Holiday Inn Express
Indianapolis – North(b)	IN	221	50%	Embassy Suites
Kansas City – Overland Park(b)	KS	199	50%	Embassy Suites
Lexington(b)	KY	155		Sheraton Suites
Lexington – Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites
New Orleans(b)	LA	372		Embassy Suites
New Orleans – French Quarter(b)	LA	374		Holiday Inn
Boston – Government Center	MA	303		Holiday Inn Select
Boston – Marlborough(b)	MA	229		Embassy Suites
Baltimore – BWI Airport(b)	MD	251	90%	Embassy Suites
Troy – North (Auburn Hills) (b)	MI	251	90%	Embassy Suites
Bloomington(b)	MN	219		Embassy Suites
Minneapolis – Airport(b)	MN	310		Embassy Suites
Minneapolis – Downtown	MN	216		Embassy Suites
St. Paul – Downtown(b)	MN	210		Embassy Suites
Kansas City – NE I-435 North (At Worlds of Fun)(b)	MO	165		Holiday Inn
Kansas City – Plaza(b)	MO	266	50%	Embassy Suites
St. Louis – Downtown(b)	MO	297		Embassy Suites
Jackson – North	MS	222		Holiday Inn & Suites
Olive Branch Whispering Woods Hotel and Conference Center	MS	181		Independent
Charlotte(b)	NC	274	50%	Embassy Suites
Charlotte SouthPark	NC	208		Doubletree Guest Suites

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Hotel Portfolio Listing
(as of December 31, 2004)

	State	Rooms	% Owned(a)	Brand
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh – Crabtree(b)	NC	225	50%	Embassy Suites
Omaha – Central	NE	187		Doubletree Guest Suites
Omaha – Central	NE	129		Hampton Inn
Omaha – Central (I-80)	NE	383		Holiday Inn
Omaha – Old Mill(b)	NE	223		Crowne Plaza
Parsippany(b)	NJ	274	50%	Embassy Suites
Piscataway – Somerset(b)	NJ	224		Embassy Suites
Secaucus – Meadowlands(b)	NJ	261	50%	Embassy Suites
Cleveland – Downtown	OH	268		Embassy Suites
Tulsa – I-44(b)	OK	244		Embassy Suites
Philadelphia – Center City	PA	445		Crowne Plaza
Philadelphia – Historic District(b)	PA	364		Holiday Inn
Philadelphia – Society Hill(b)	PA	365		Sheraton
Pittsburgh – At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston – Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach – At Kingston Plantation	SC	255		Embassy Suites
Myrtle Beach Resort	SC	385		Hilton
Knoxville – Central At Papermill Road(b)	TN	240		Holiday Inn
Nashville – Airport/Opryland Area	TN	296		Embassy Suites
Nashville – Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Amarillo – I-40	TX	248		Holiday Inn
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin – North(b)	TX	260	50%	Embassy Suites
Austin – Town Lake (Downtown Area)(b)	TX	320		Holiday Inn
Corpus Christi(b)	TX	150		Embassy Suites
Dallas	TX	295		Crowne Plaza Suites
Dallas – At Campbell Centre	TX	300	90%	Doubletree
Dallas – Dallas Park Central	TX	114		Staybridge Suites
Dallas – DFW International Airport-North(b)	TX	164		Harvey Suites
Dallas – DFW International Airport-South(b)	TX	305		Embassy Suites
Dallas – Love Field(b)	TX	248		Embassy Suites
Dallas – Market Center(b)	TX	354		Crowne Plaza
Dallas – Market Center(b)	TX	244		Embassy Suites
Dallas – Park Central	TX	438	60%	Sheraton
Dallas – Park Central	TX	536	60%	Westin
Dallas – Park Central Area(b)	TX	279		Embassy Suites
Dallas – Regal Row(b)	TX	203	51%	Fairfield Inn
Dallas – West End/Convention Center	TX	309		Hampton Inn
Houston – Greenway Plaza Area(b)	TX	355		Holiday Inn Select
Houston – I-10 East(b)	TX	160	51%	Fairfield Inn
Houston – I-10 East(b)	TX	90	51%	Hampton Inn
Houston – I-10 West & Hwy. 6 (Park 10 Area)	TX	349		Holiday Inn Select
Houston – Intercontinental Airport(b)	TX	415		Holiday Inn
Houston – Medical Center(b)	TX	284		Holiday Inn & Suites
Houston – Near the Galleria(b)	TX	209	51%	Courtyard by Marriott
Houston – Near the Galleria(b)	TX	107	51%	Fairfield Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months and Year Ended December 31, 2004

Hotel Portfolio Listing
(as of December 31, 2004)

	State	Rooms	% Owned(a)	Brand
San Antonio – Downtown (Market Square)	TX	315		Holiday Inn
San Antonio – International Airport(b)	TX	261	50%	Embassy Suites
San Antonio – International Airport(b)	TX	397		Holiday Inn Select
San Antonio – N.W. I-10(b)	TX	216	50%	Embassy Suites
Waco – I-35	TX	170		Holiday Inn
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna – At Tysons Corner(b)	VA	437	50%	Sheraton
Canada
Toronto – Airport	Ontario	445		Holiday Inn Select
Toronto – Yorkdale	Ontario	370		Holiday Inn

Hotel Included in Discontinued Operations
Salt Lake City – Airport(c)	UT	191		Holiday Inn

Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina – I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans – Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

     (a) We own 100% of the real estate interests unless otherwise noted.
     (b) This hotel is encumbered by mortgage debt or capital lease obligation.
     (c) This hotel was sold subsequent to December 31, 2004.